产品购销合同书

供方：三明瓦特斯阀门有限公司　　　　合同编号：

需方：三明华健生物工程有限公司　　　　签订地点：三明

一、 产品信息

序号	名 称	规格型号	数量	单 价(元)	总 价(元)
1	设备阀门		1	744,400.00	744,400.00
合 同 总 价					744,400.00

设备价款合计人民币金额（大写）：柒拾肆万肆仟肆佰元整。

二、 交货期：自签订合同之日起一个月内交货。

三、 质量要求、技术标准、供方对质量负责的条件和期限：按企业产品标准，对正常使用条件下的故障提供免费保修服务，缺陷责任期为从货物寄出后的 12 个月内。

四、 交货地点：需方所在单位。

五、 运输方式及费用负担：费用由供方承担。

六、 结算方式及期限：货到验收合格,银行转帐付款。

七、 解决合同纠纷的方式：友好协商，协商不成时向供方所在地仲裁委员会申请仲裁。

八、 其它约定事项：本合同一式贰份，供需双方各执壹份。签字盖章后通过传真签订有效。

供 方	需 方
单位名称（章）：三明瓦特斯阀门有限公司	单位名称（章）：三明华健生物工程有限公司
代表（签字）：	代表（签字）：
联系电话：	联系电话：
地　址：	地　址：
日　期：2006	日　期：2006. 1. 11
	收货地址：三明华健厂区
	收货人：
	联系电话：